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                                                                    EXHIBIT 99.2

                             STRATEX NETWORKS, INC.

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of Stratex Networks, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Carl A. Thomsen, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.





Date: November 14, 2002                            /s/ Carl A. Thomsen
                                                   -----------------------------
                                                   Carl A. Thomsen
                                                   Chief Financial Officer